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                                                                    EXHIBIT 99.4

                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                          CC MASTER CREDIT CARD TRUST
                (Formerly Chevy Chase Master Credit Card Trust)
                                 SERIES 1995-1

RECEIVABLES

Beginning of the Month Principal Receivables:           $   1,310,814,155.89
Beginning of the Month Finance Charge Receivables:      $      78,098,488.58
Beginning of the Month Discounted Receivables:          $               0.00
Beginning of the Month Total Receivables:               $   1,388,912,644.47


Removed Principal Receivables:                          $               0.00
Removed Finance Charge Receivables:                     $               0.00
Removed Total Receivables:                              $               0.00


Additional Principal Receivables:                       $               0.00
Additional Finance Charge Receivables:                  $               0.00
Additional Total Receivables:                           $               0.00

Discounted Receivables Generated this Period:           $               0.00


End of the Month Principal Receivables:                 $   1,254,102,598.45
End of the Month Finance Charge Receivables:            $      77,228,503.68
End of the Month Discounted Receivables:                $               0.00
End of the Month Total Receivables:                     $   1,331,331,102.13


Special Funding Account Balance                         $               0.00
Aggregate Invested Amount (all Master Trust Series)     $   1,000,000,000.00
End of the Month Seller Amount                          $     254,102,598.45
End of the Month Seller Percentage                                     20.26%


DELINQUENCIES AND LOSSES


End of the Month Delinquencies:                              RECEIVABLES

       30-59 Days Delinquent                            $      34,964,588.45
       60-89 Days Delinquent                            $      24,190,019.08
       90+ Days Delinquent                              $      51,766,853.04

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       Total 30+ Days Delinquent                        $     110,921,460.57
       Delinquent Percentage                                            8.33%

Defaulted Accounts During the Month                     $      11,454,588.47
Annualized Default Percentage                                          10.49%

Principal Collections                                         142,110,952.97
Principal Payment Rate                                                 10.84%

Total Payment Rate                                                     11.90%


INVESTED AMOUNTS


       Class A Initial Invested Amount                  $     273,750,000.00
       Class B Initial Invested Amount                  $      26,250,000.00

INITIAL INVESTED AMOUNT                                 $     300,000,000.00

       Class A Invested Amount                          $     319,375,000.00
       Class B Invested Amount                          $      30,625,000.00

INVESTED AMOUNT                                         $     350,000,000.00

FLOATING ALLOCATION PERCENTAGE                                         26.70%
PRINCIPAL ALLOCATION PERCENTAGE                                        26.70%


MONTHLY SERVICING FEE                                   $         583,333.34

INVESTOR DEFAULT AMOUNT                                 $       3,058,375.12


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                            91.25%

       Class A Finance Charge Collections               $       6,050,241.80
       Other Amounts                                    $               0.00
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TOTAL CLASS A AVAILABLE FUNDS                           $       6,050,241.80


       Class A Monthly Interest                         $       1,230,143.87
       Class A Servicing Fee                            $         532,291.67
       Class A Investor Default Amount                  $       2,790,767.30

TOTAL CLASS A EXCESS SPREAD                             $       1,497,038.96


REQUIRED AMOUNT                                         $               0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                             8.75%

       Class B Finance Charge Collections               $         580,160.19
       Other Amounts                                    $               0.00

TOTAL CLASS B AVAILABLE FUNDS                           $         580,160.19


       Class B Monthly Interest                         $         121,404.31
       Class B Servicing Fee                            $          51,041.67


TOTAL CLASS B EXCESS SPREAD                             $         407,714.21


EXCESS SPREAD --


TOTAL EXCESS SPREAD                                     $       1,904,753.17


       Excess Spread Applied to Required Amount         $               0.00

       Excess Spread Applied to Class A Investor        $               0.00
       Charge Offs

       Excess Spread Applied to Class B Items           $         267,607.82

       Excess Spread Applied to Class B Investor        $               0.00
       Charge Offs
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       Excess Spread Applied to Monthly Cash            $          17,226.56
       Collateral Fee

       Excess Spread Applied to Cash Collateral         $               0.00
       Account

       Excess Spread Applied to other amounts owed      $               0.00
       Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                             $       1,619,918.79


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                       $       4,578,308.22


SERIES 1995-1 EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO          $               0.00
SERIES 1995-1

       Excess Finance Charge Collections Applied to     $               0.00
       Required Amount

       Excess Finance Charge Collections Applied to     $               0.00
       Class A Investor Charge Offs

       Excess Finance Charge Collections Applied to     $               0.00
       Class B Items

       Excess Finance Charge Collections Applied to     $               0.00
       Class B Investor Charge Offs

       Excess Finance Charge Collections Applied to     $               0.00
       Monthly Cash Collateral Fee

       Excess Finance Charge Collections Applied to     $               0.00
       Cash Collateral Account

       Excess Finance Charge Collections Applied to     $               0.00
       other amounts owed Cash Collateral Depositor
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YIELD AND BASE RATE --


       Base Rate (Current Month)                                         7.15%
       Base Rate (Prior Month)                                           7.21%
       Base Rate (Two Months Ago)                                        7.75%

THREE MONTH AVERAGE BASE RATE                                            7.37%

       Portfolio Yield (Current Month)                                  12.25%
       Portfolio Yield (Prior Month)                                    14.37%
       Portfolio Yield (Two Months Ago)                                 21.88%

THREE MONTH AVERAGE PORTFOLIO YIELD                                     16.17%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                            91.25%

       Class A Principal Collections                    $       34,623,557.30

CLASS B PRINCIPAL PERCENTAGE                                             8.75%

       Class B Principal Collections                    $        3,320,067.15

TOTAL PRINCIPAL COLLECTIONS                             $       37,943,624.45





SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER       $                0.00
SERIES


CLASS A AMORTIZATION --

       Controlled Amortization Amount                   $                0.00
       Deficit Controlled Amortization Amount           $                0.00

CONTROLLED DISTRIBUTION AMOUNT                          $                0.00
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CLASS B AMORTIZATION --

       Controlled Amortization Amount                   $                0.00
       Deficit Controlled Amortization Amount           $                0.00

CONTROLLED DISTRIBUTION AMOUNT                          $                0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL     $       37,943,624.45
SHARING


INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                            $                0.00

CLASS B INVESTOR CHARGE OFFS                            $                0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                 $                0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                 $                0.00


CASH COLLATERAL ACCOUNT --

       Required Cash Collateral Amount                  $       45,500,000.00
       Available Cash Collateral Amount                 $       45,500,000.00


INTEREST RATE CAP PAYMENTS --

       Class A Interest Rate Cap Payments               $                0.00
       Class B Interest Rate Cap Payments               $                0.00


TOTAL DRAW AMOUNT                                       $                0.00
CASH COLLATERAL ACCOUNT SURPLUS                         $                0.00


                                             First USA Bank, NA,
                                             as Servicer


                                             By: /s/ Tracie Klein
                                                ------------------
                                                     Tracie H. Klein
                                                     Vice President